[EXECUTION COPY]

                     SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 10, 2003, is by and among Noveon International, Inc. (formerly known as PMD Group Holdings Inc.) ("Holdings"), Noveon, Inc. (formerly known as PMD Group Inc.) (the "Borrower"), the financial institutions signatory hereto in their capacity as Lenders (as defined below) under the Credit Agreement (as defined below), Deutsche Bank Trust Company Americas (formerly named Bankers Trust Company) as administrative agent for the Lenders (the "Administrative Agent"), Credit Suisse First Boston, as syndication agent for the Lenders (the "Syndication Agent" and, together with Deutsche Bank Trust Company Americas, each a joint lead arranger and joint book manager).

                            W I T N E S S E T H :

      WHEREAS, Borrower, Holdings, certain financial institutions (the "Existing Lenders"), Administrative Agent and Syndication Agent are parties to that certain Credit Agreement dated as of February 28, 2001, as amended by that certain First Amendment dated as of October 31, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Existing Lenders have provided to Borrower credit facilities and other financial accommodations; and

      WHEREAS, Borrower has requested that Administrative Agent and Existing Lenders amend the Credit Agreement in certain respects as set forth herein and Existing Lenders and Administrative Agent are agreeable to the same, subject to the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is, as of the Second Amendment Effective Date, or such later date as expressly set forth below, hereby amended as follows:

            (a) Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in alphabetical order therein:

            "New Term B Loans" is defined in Section 2.1(a)(iv).

            "New Term B Dollar Loans" is defined in Section 2.1(a)(iii).

            "New Term B Euro Loans" is defined in Section 2.1(a)(iv).

            "Original Term B Dollar Loans" is defined in Section 2.1(a)(iii).

            "Original Term B Euro Loans" is defined in Section 2.1(a)(iv).

            "Original Term B Loans" is defined in Section 2.1(a)(iv).

            "Second Amendment" means the Second Amendment to Credit Agreement dated as of July 10, 2003 by and among the Borrower, Holdings, the Lenders signatory thereto and the Administrative Agent.

            "Second Amendment Effective Date" has the meaning set forth in the Second Amendment.

            (b) Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Applicable Base Rate Margin" therein in its entirety and replacing it with the following new definition:

            "Applicable Base Rate Margin" means at any date, (i) with respect to Domestic Revolving Loans and Term A Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for Domestic Revolving Loans and Term A Dollar Loans opposite the Most Recent Leverage Ratio as of such date and (ii) with respect to New Term B Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for New Term B Dollar Loans opposite the Most Recent Leverage Ratio as of such date:



                                APPLICABLE BASE RATE MARGIN FOR DOMESTIC
        MOST RECENT                       REVOLVING LOANS AND
       LEVERAGE RATIO                     TERM A DOLLAR LOANS


     Less than 2.5 to 1                          1.00%


  Equal to or greater than
 2.5 to 1 but less than 3.0                      1.25%
            to 1


  Equal to or greater than
 3.0 to 1 but less than 3.5                      1.50%
            to 1


  Equal to or greater than
 3.5 to 1 but less than 4.0                      1.75%
            to 1


  Equal to or greater than
 4.0 to 1 but less than 4.5                      2.00%
            to 1


  Equal to or greater than                       2.25%
          4.5 to 1






        MOST RECENT                   APPLICABLE BASE RATE MARGIN
       LEVERAGE RATIO                 FOR NEW TERM B DOLLAR LOANS


    Less than 3.25 to 1                          1.75%


  Equal to or greater than                       2.00%
         3.25 to 1



      Notwithstanding the foregoing, solely with respect to the New Term B Dollar Loans, if the rating for senior secured debt shall be Ba3 or higher according to Moody's, then, for the period such rating shall be in effect, the applicable percentage shall be 1.75%."

            (c) Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Applicable Eurocurrency Margin" therein in its entirety and replacing it with the following new definition:

            "Applicable Eurocurrency Margin" means at any date, (i) with respect to Domestic Revolving Loans, Multicurrency Revolving Loans, Term A Dollar Loans and Term A Euro Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Domestic Revolving Loans, Multicurrency Revolving Loans, Term A Dollar Loans and Term A Euro Loans opposite the Most Recent Leverage Ratio on such date and (ii) with respect to New Term B Dollar Loans and New Term B Euro Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for New Term B Dollar Loans and New Term B Euro Loans opposite the Most Recent Leverage Ratio on such date:


                                 APPLICABLE EUROCURRENCY MARGIN FOR DOMESTIC
                               REVOLVING LOANS, MULTICURRENCY REVOLVING LOANS,
                                           TERM A DOLLAR LOANS AND
        MOST RECENT                           TERM A EURO LOANS
       LEVERAGE RATIO

     Less than 2.5 to 1                             2.00%

  Equal to or greater than
 2.5 to 1 but less than 3.0                         2.25%
            to 1

  Equal to or greater than
 3.0 to 1 but less than 3.5                         2.50%
            to 1

  Equal to or greater than
 3.5 to 1 but less than 4.0                         2.75%
            to 1

  Equal to or greater than
 4.0 to 1 but less than 4.5                         3.00%
            to 1

  Equal to or greater than                          3.25%
          4.5 to 1




        MOST RECENT           APPLICABLE EUROCURRENCY   APPLICABLE EUROCURRENCY
       LEVERAGE RATIO                 MARGIN             MARGIN FOR NEW TERM B
                               FOR NEW TERM B DOLLAR           EURO LOANS
                                       LOANS


    Less than 3.25 to 1                2.50%                     2.75%


  Equal to or greater than             2.75%                     3.00%
         3.25 to 1


      Notwithstanding the foregoing, solely with respect to the New Term B Dollar Loans and the New Term B Euro Loans, if the rating for senior secured debt shall be Ba3 or higher according to Moody's, then, for the period such rating shall be in effect, the applicable percentage shall be 2.50% and 2.75%, respectively, for the New Term B Dollar Loans and the New Term B Euro Loans."

            (d) Section 1.1 of the Credit Agreement is further amended by adding the following new language immediately at the end of the definition of "Consolidated Net Income":

            "Notwithstanding anything else herein to the contrary, there shall be (i) excluded from Consolidated Net Income any gain or loss attributable to the extinguishment of debt, including, without limitation, losses relating to the write off of deferred financing costs; and (ii) included in Consolidated Net Income any amount deducted in accordance with GAAP in respect of impairment of goodwill and other intangible assets."

            (e) Section 1.1 of the Credit Agreement is further amended by adding the following new language immediately at the end of the definition of "Excess Cash Flow":

            "plus, so long as there is no Event of Default or Unmatured Event of Default existing as of any Excess Cash Payment Date, and only to the extent the following are included in clause (i)(y) above, the Dollar Equivalent of the average daily balance of cash, Cash Equivalents and Foreign Cash Equivalents held by Foreign Subsidiaries as of November 30, held during the period October 1 through and including November 30 of such year."

            (f) Section 1.1 of the Credit Agreement is further amended by amending and restating the definition of "Lenders" to read as follows:

            "Lender" and "Lenders" have the respective meanings assigned to those terms in the introduction to this Agreement and shall include any Person that becomes a "Lender" as contemplated by the Second Amendment or
Section 12.8.

            (g) Section 1.1 of the Credit Agreement is further amended by amending and restating the definition of "Term B Loan Maturity Date" to read as follows:

            "Term B Loan Maturity Date" shall, following repayment in full of the Original Term B Loans, have the meaning, for purposes of Section 12.1 of the Credit Agreement, assigned to the term "New Term B Loan Maturity Date".

            (h) Section 1.l of the Credit Agreement is further amended by amending and restating the definition of "Term B Lender" to read as follows:

            "Term B Lender" shall, following repayment in full of the Original Term B Loans, have the meaning, for purposes of Section 12.1 of the Credit Agreement, assigned to the term "New Term B Lender".

            (i) Section 1.l of the Credit Agreement is further amended by amending and restating the definition of "Term B Dollar Facility" to read as follows:

            "Term B Dollar Facility" shall, following repayment in full of the Original Term B Loans, have the meaning, for purposes of Section 12.1 of the Credit Agreement, assigned to the term "New Term B Dollar Facility".

            (j) Section 1.l of the Credit Agreement is further amended by amending and restating the definition of "Term B Euro Facility" to read as follows:

            "Term B Euro Facility" shall, following repayment in full of the Original Term B Loans, have the meaning, for purposes of Section 12.1 of the Credit Agreement, assigned to the term "New Term B Euro Facility".

            (k) Section 1.1 of the Credit Agreement is further amended by deleting the following definitions set forth therein in their entirety: "Term B Dollar Commitment", "Term B Dollar Lender", "Term B Dollar Loan", "Term B Dollar Note", "Term B Dollar Percentage", "Term B Dollar Pro Rata Share", "Term B Euro Commitment", "Term B Euro Lender", "Term B Euro Loan", "Term B Euro Note", "Term B Euro Percentage", "Term B Euro Pro Rata Share", "Term B Loans", "Term B Percentage", "Scheduled Term B Dollar Repayments", "Scheduled Term B Euro Repayments" and "Scheduled Term B Repayments" and inserting in their place in appropriate alphabetical order the following new definitions:

            "New Term B Dollar Commitment" means with respect to any Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1(b) hereto or in any Assignment and Assumption Agreement under the caption "Amount of New Term B Dollar Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "New Term B Dollar Commitments" means such commitments collectively, which commitments equal $468,574,592.41 in the aggregate as of the Second Amendment Effective Date.

            "New Term B Dollar Facility" means the credit facility under the Agreement evidenced by the New Term B Dollar Commitments and the New Term B Dollar Loans.

            "New Term B Dollar Lender" means any Lender which has a New Term B Dollar Commitment or is owed a New Term B Dollar Loan (or a portion thereof).

            "New Term B Dollar Loan" and "New Term B Dollar Loans" have the meanings assigned to those terms in Section 2.1(a)(iii).

            "New Term B Dollar Note" and "New Term B Dollar Notes" have the meanings assigned to those terms in Section 2.2(a).

            "New Term B Dollar Percentage" means, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all New Term B Dollar Loans outstanding at such time and the denominator of which is equal to the aggregate Dollar Equivalent principal amount of all Term Loans outstanding at such time.

            "New Term B Dollar Pro Rata Share" means, when used with reference to any New Term B Dollar Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such New Term B Dollar Lender's then outstanding New Term B Dollar Loan and the denominator of which shall be the amount of all then outstanding New Term B Dollar Loans.

            "New Term B Euro Commitment" means with respect to any Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1(b) hereto or in any Assignment and Assumption Agreement under the caption "Amount of New Term B Euro Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "New Term B Euro Commitments" means such commitments collectively, which commitments equal
(euro)65,599,229.48 in the aggregate as of the Second Amendment Effective Date.

             "New Term B Euro Facility" means the credit facility under the Agreement evidenced by the New Term B Euro Commitments and the New Term B Euro Loans.

            "New Term B Euro Lender" means any Lender which has a New Term B Euro Commitment or is owed a New Term B Euro Loan (or a portion thereof).

            "New Term B Euro Loan" and "New Term B Euro Loans" have the meanings assigned to those terms in Section 2.1(a)(iv).

            "New Term B Euro Note" and "New Term B Euro Notes" have the meanings assigned to those terms in Section 2.2(a).

            "New Term B Euro Percentage" means, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate Dollar Equivalent principal amount of all New Term B Euro Loans outstanding at such time and the denominator of which is equal to the aggregate Dollar Equivalent principal amount of all Term Loans outstanding at such time.

            "New Term B Euro Pro Rata Share" means, when used with reference to any New Term B Euro Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such New Term B Euro Lender's then outstanding New Term B Euro Loan and the denominator of which shall be the amount of all then outstanding New Term B Euro Loans.

            "New Term B Lenders" means each New Term B Dollar Lender and New Term B Euro Lender.

            "New Term B Loan Maturity Date" means December 31, 2009.

            "New Term B Loans" means the New Term B Dollar Loans and the New Term B Euro Loans.

            "New Term B Percentage" means for any Lender the sum of such Lender's New Term B Dollar Percentage plus such Lender's New Term B Euro Percentage.

            "Scheduled New Term B Dollar Repayments" means, with respect to the principal payments on the New Term B Dollar Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

            Date                    Repayment
            ----                    ---------

            March 31, 2004          $2,342,872.96

            September 30, 2004      $2,342,872.96

            March 31, 2005          $2,342,872.96

            September 30, 2005      $2,342,872.96

            March 31, 2006          $2,342,872.96

            September 30, 2006      $2,342,872.96

            March 31, 2007          $2,342,872.96

            September 30, 2007      $2,342,872.96

            March 31, 2008          $2,342,872.96

            September 30, 2008      $2,342,872.96

            March 31, 2009          $2,342,872.96

            September 30, 2009      $2,342,872.96

            December 31, 2009       $440,460,116.87 or, if less, the aggregate
                                    principal amount of New Term B Dollar
                                    Loans outstanding


            "Scheduled New Term B Euro Repayments" means, with respect to the principal payments on the New Term B Euro Loans for each date set forth below, the Euro amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

            Date                    Repayment
            ----                    ---------

            March 31, 2004          (euro)327,996.15

            September 30, 2004      (euro)327,996.15

            March 31, 2005          (euro)327,996.15

            September 30, 2005      (euro)327,996.15

            March 31, 2006          (euro)327,996.15

            September 30, 2006      (euro)327,996.15

            March 31, 2007          (euro)327,996.15

            September 30, 2007      (euro)327,996.15

            March 31, 2008          (euro)327,996.15

            September 30, 2008      (euro)327,996.15

            March 31, 2009          (euro)327,996.15

            September 30, 2009      (euro)327,996.15

            December 31, 2009       (euro)61,663,275.68 or, if less, the
                                    aggregate principal amount of New Term B
                                    Euro Loans outstanding.

            "Scheduled  New  Term  B  Repayments"  means,  collectively,   the
Scheduled New Term B Dollar Repayments and the Scheduled New Term B Euro Repayments.

            (l) The Credit Agreement is further amended by deleting each occurrence of the terms "Term B Dollar Commitment", "Term B Dollar Facility", "Term B Dollar Lender", "Term B Dollar Loan", "Term B Loan Maturity Date", "Term B Dollar Note". "Term B Dollar Percentage", "Term B Dollar Pro Rata
Share", "Term B Euro Commitment", "Term B Euro Facility", "Term B Euro Lender", "Term B Euro Loan", "Term B Euro Note", "Term B Euro Percentage", "Term B Euro Pro Rata Share", "Term B Lenders", "Term B Loans", "Term B Percentage", "Scheduled Term B Dollar Repayments", "Scheduled Term B Euro Repayments" and "Scheduled Term B Repayments" and inserting in their place the terms "New Term B Dollar Commitment", "New Term B Dollar Facility", "New Term B Dollar Lender", "New Term B Dollar Loan", "New Term B Loan Maturity Date", "New Term Dollar Note". "New Term B Dollar Percentage", "New Term B
Dollar Pro Rata Share", "New Term B Euro Commitment", "New Term B Euro Facility", "New Term B Euro Lender", "New Term B Euro Loan", "New Term B Euro Note", "New Term B Euro Percentage", "New Term B Euro Pro Rata Share", "New Term B Lenders", "New Term B Loans", "New Term B Percentage", "New Scheduled Term B Dollar Repayments", "New Scheduled Term B Euro Repayments" and "New Scheduled Term B Repayments", respectively, provided, that the occurrences of the terms "Term B Loan Maturity Date", Term B Dollar Facility, Term B Euro Facility and "Term B Lenders" contained in Section 12.1 of the Credit Agreement shall not be so replaced.

            (m) Sections 2.1(a)(iii) and (iv) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

            "(iii)      New  Term  B  Dollar  Loans.   The  Borrower  and  the
Lenders acknowledge the making of Term B Dollar Loans (as such term was defined on the Closing Date) in an aggregate principal amount of $480,000,000 on the Closing Date and Borrower hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, that such Term B Dollar Loans (each such Loan, an "Original Term B Dollar Loan") are on the Second Amendment Effective Date (prior to the repayment thereof) outstanding in an aggregate principal amount equal to $467,218,270.59. Subject to the conditions set forth in Section 5 of the Second Amendment, in a single draw on the Second Amendment Effective Date, each Lender that has a New Term B Dollar Commitment agrees that it will make loans (relative to such Lender, its "New Term B Dollar Loans") to the Borrower in an aggregate principal amount equal to the New Term B Dollar Commitment of such Lender which New Term B Dollar Loans shall be applied by the Borrower in the manner specified by Section 6.8(a). No amounts paid or prepaid with respect to New Term B Dollar Loans may be reborrowed;

          (iv) New Term B Euro Loans. The Borrower and the Lenders acknowledge the making of Term B Euro Loans (as such term was defined on the Closing Date) in an aggregate principal amount of (euro)32,733,000 on the Closing Date and Borrower hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, that such Term B Euro Loans (each such Loan, an "Original Term B Euro Loan") are on the Second Amendment Effective Date (prior to the repayment thereof) outstanding in an aggregate principal amount equal to (euro)30,226,042.33. Subject to the conditions set forth in
Section 5 of the Second Amendment, in a single draw on the Second Amendment Effective Date, each Lender that has a New Term B Euro Commitment agrees that it will make loans (relative to such Lender, its "New Term B Euro Loans", and, together with the New Term B Dollar Loans, the "New Term B Loans")) to the Borrower in an aggregate principal amount equal to the New Term B Euro Commitment of such Lender which New Term B Euro Loans shall be applied by the Borrower in the manner specified by Section 6.8(a). No amounts paid or prepaid with respect to New Term B Euro Loans may be reborrowed."

            (n) The Credit Agreement is further amended by deleting Section 4.2(b) set forth therein and inserting in its place the following:

            "(b) Reduction of Term A Dollar Commitments, Term A Euro Commitments, New Term B Dollar Commitments and New Term B Euro Commitments. The Term A Dollar Commitments and Term A Euro Commitments terminated on the Initial Borrowing Date, after giving effect to the Borrowing of the Term A Dollar Loans and Term A Euro Loans. The New Term B Dollar Commitments and New Term B Euro Commitments shall terminate on the Second Amendment Effective Date after giving effect to the Borrowing of the New Term B Dollar Loans and New Term B Euro Loans on such date."

            (o)   Section 4.3(a) of the Credit  Agreement is hereby amended by
(i)  inserting  after  the  phrase  "First  Amendment  Voluntary   Prepayment"
appearing in Clause (v) thereof the phrase "or a voluntary prepayment consisting of Net Offering Proceeds of the New Term B Loans", (ii) deleting the "and" immediately before clause (vi) thereof and (iii) inserting the following immediately before the "." at the end of such clause (vi): "; and
(vii) the Net Offering Proceeds of the New Term B Loans shall be applied in the manner specified in Section 6.8".

            (p)   The first  parenthetical  contained in Section 4.4(c) of the
Credit Agreement is amended by deleting the second occurrence of the terms "Term B Dollar Percentage" and "Term B Dollar Loans" and inserting in their place the terms "Term B Euro Percentage" and "Term B Euro Loans", respectively.

            (q) Section 4.4(d) of the Credit Agreement is hereby amended by deleting the second occurrence of the terms "Term B Dollar Percentage" and "Term B Dollar Loans" contained in the parenthetical set forth therein and inserting in their place the terms "Term B Euro Percentage" and "Term B Euro Loans", respectively.

            (r) The parenthetical set forth immediately before the proviso in Section 4.4(e) of the Credit Agreement is amended by deleting the second occurrence of the terms "Term B Dollar Percentage" and "Term B Dollar Loans" and inserting in their place the terms "Term B Euro Percentage" and "Term B Euro Loans", respectively.

            (s) Section 6.8(a) of the Credit Agreement is hereby amended by adding the following new sentence immediately at the end thereof:

            "An amount equal to 100% of the Net Offering Proceeds of New Term B Loans shall be applied first to the unpaid principal amount of (and accrued and unpaid interest and fees upon) the Original Term B Dollar Loans and Original Term B Euro Loans, on a pro rata basis, next, to the Term A Dollar Loans to be applied within such Term A Dollar Loans to the Scheduled Term A Dollar Repayments due within the 12 month period following the date of such prepayment in direct order of maturity, thereafter, pro rata to all remaining Scheduled Term A Dollar Repayments and next, to the Term A Euro Loans to be applied within such Term A Euro Loans to the Scheduled Term A Euro Repayments due within the 12 month period following the date of such prepayment in direct order of maturity and, thereafter, pro rata to all remaining Scheduled Term A Euro Repayments."

            (t) Section 8.5 of the Credit Agreement is amended by inserting a new sentence at the end of such Section to read as follows:

            "Notwithstanding anything else in this Section to the contrary, the Borrower may make Restricted Payments to Holdings in an amount not to exceed (i) 25% of the Borrower's Consolidated Net Income arising from and after the first day of the fiscal quarter immediately preceding the Second Amendment Effective Date provided that the following conditions are met at the time of any such Restricted Payment: (A) no Event of Default or Unmatured Event of Default then exists or would occur as a result of such Restricted Payment; (B) the Borrower would have Available Liquidity of no less than $50 million after giving effect to the Restricted Payment; and (C) the Leverage Ratio would be no more than 3.25:1.00 after giving effect to such Restricted Payment and (ii) in an amount not to exceed $2,000,000 in the aggregate in any fiscal year to pay cash fees and expenses owed by Holdings to non-Affiliates of Holdings incurred solely in connection with debt or equity financings (regardless of whether any such financing is actually consummated) which would be permitted hereunder. All amounts received by Holdings under clause (i) of the previous sentence may be used by Holdings to make Restricted Payments or for any other purpose."

            (u) Section 9.5 of the Credit Agreement shall be deleted in its entirety and replaced with the phrase "Intentionally Omitted".

            (v) A new Schedule 1.1(b) is hereby added to the Credit Agreement to read as the Schedule 1.1(b) that is attached to the Second Amendment.

            (w) The Credit Agreement is further amended by deleting Exhibit 2.2(a)(3), Exhibit 2.2(a)(4) and Exhibit 12.8(c) thereto and inserting in their place Exhibit 2.2(a)(3), Exhibit 2.2(a)(4) and Exhibit 12.8(c) hereto, respectively.

     3. Fees. In consideration of the execution of this Agreement by the Administrative Agent and the Required Lenders, the Borrower hereby agrees to pay to each Lender which executes and delivers this Agreement on or prior to 3:00 p.m. (New York City time) July 2, 2003 a fee (the "Amendment Fee") in an amount equal to (a) such Lender's Revolving Commitment as in effect prior to the Second Amendment Effective Date plus the Dollar Equivalent aggregate outstanding principal amount of such Lender's Term A Loans in effect on the Second Amendment Effective Date (after giving effect to any prepayments thereof on the Second Amendment Effective Date) multiplied by (b) 0.10%.

     4. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, each of Borrower and Holdings hereby represents and warrants to Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

     (a) Each of the Borrower and Holdings has the corporate power and authority and has been duly authorized by all requisite corporate and shareholder action to execute, deliver and perform its respective obligations under this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

     (b) This Amendment constitutes each of the Borrower's and Holdings' legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

     (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Second Amendment Effective Date as though made on and as of the Second Amendment Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such particular date).

     (d) Each of the Borrower's and Holdings' execution, delivery and performance of this Amendment do not and will not violate its Certificate of Incorporation or By-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision (except as otherwise expressly waived hereby) to which it is a party or to which it or any of its property is subject.

     (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Borrower, Holdings or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

     (f) No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist after giving effect to the amendments and transactions contemplated by this Amendment.

     5. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first date (the "Second Amendment Effective Date") upon which each of the following conditions precedent is satisfied:

     (a) Execution and Delivery of Amendment. Borrower, Holdings, Administrative Agent, the Required Lenders, the Majority Term A Lenders, Majority Term A Euro Lenders and each Lender with a New Term B Dollar Commitment or New Term B Euro Commitment shall have executed and delivered this Amendment.

     (b) Execution and Delivery of Corporate and Other Documents. Administrative Agent shall have received each of the following documents, all of which shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel:

                    (1) A certificate of a Responsible Officer of Holdings and the Borrower in the form of Exhibit A attached hereto;

                    (2) A Reaffirmation of Guaranty executed by a Responsible Officer of the Subsidiary Guarantors in the form of Exhibit B attached hereto;

                    (3) An opinion of Fried, Frank, Harris, Shriver & Jacobson, special counsel to the Credit Parties, addressed to Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover such matters incident to the transactions contemplated herein and in the other Loan Documents as the Administrative Agent or the Required Lenders may reasonably request;

                    (4) A certificate, dated the Second Amendment Effective Date, signed by the secretary or any assistant secretary of each of Borrower and Holdings, in the form of Exhibit 5.1(f) to the Credit Agreement with appropriate insertions, as to the incumbency and signature of the officers of each of Borrower and Holdings (in form and substance satisfactory to Administrative Agent) and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of Borrower or Holdings, together with evidence of the incumbency of such Secretary or Assistant Secretary, and certifying as true and correct, attached copies of the Certificate of Incorporation and By-Laws of Borrower and Holdings (or certifying that there has been no change in such Certificate of Incorporation and By-Laws from those delivered to the Lenders on the Effective Date) and the resolutions of Borrower and Holdings referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation and By-Laws) shall be satisfactory to Administrative Agent or the Required Lenders; and

                    (5) Good standing certificates for each of Borrower and Holdings from their respective jurisdictions of incorporation.

          (c) Payment of Second Amendment Effective Date Amendment Fee. Borrower shall have paid in full to Administrative Agent the Amendment Fee required by Section 3 hereof.

          (d) Representations and Warranties. The representations and warranties of the Borrower, Holdings and the other Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Second Amendment Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

          (e) No Defaults. No Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

          6. Miscellaneous. The parties hereto hereby further agree as follows:

          (a) Costs, Expenses and Taxes. Borrower hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

          (b) Counterparts. This Amendment may be executed in one or more counterparts any of which may be a facsimile and each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

          (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

          (d) Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

          (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

          (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by Holdings, Borrower, Administrative Agent and Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than Holdings, Borrower, Administrative Agent and the Lenders and their respective successors and permitted assigns.

          (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Second Amendment Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Holdings and Borrower acknowledge and agree that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

          (h) New Term B Lenders. Holdings, Borrower, Administrative Agent and the Required Lenders acknowledge that each lender signatory hereto that is not heretofore a "Lender" under the Credit Agreement, subject to all the terms contained therein, shall, upon the Second Amendment Effective Date, become a "Lender" under the Credit Agreement by its execution and delivery hereof. Each lender signatory hereto that is not heretofore a "Lender" under the Credit Agreement agrees to perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by a Lender.


                           [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                    NOVEON, INC.


                                    By: /s/ Sean M. Stack
                                       ------------------------------------
                                    Name: Sean M. Stack
                                    Title: V.P. & treasurer


                                    NOVEON INTERNATIONAL, INC.

                                    By: /s/ Sean M. Stack
                                       ------------------------------------
                                    Name: Sean M. Stack
                                    Title: V.P. & treasurer

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS, in its individual capacity and as Administrative Agent


                                    By: /s/ Marco Orlando
                                       ------------------------------------
                                    Name: Marco Orlando
                                    Title:

                                    CREDIT SUISSE FIRST BOSTON, in its
                                    individual capacity and as Syndication
                                    Agent

                                    By: /s/ S. William Fox
                                       ------------------------------------
                                    Name: S. William Fox
                                    Title: Director

                                    By: /s/ David J. Dodd
                                       ------------------------------------
                                    Name: David J. Dodd
                                    Title: Associate

                         [Name of Lending Institution]



                                    By:
                                       ------------------------------------
                                    Name:
                                    Title:

                                  EXHIBIT A
                                  ---------

                            CERTIFICATE OF OFFICER
                            ----------------------

      I,  the   undersigned,   the   Insert   Title  of  Noveon,   Inc.   (the
"Borrower"), and Insert Title of Noveon International, Inc. ("Holdings"), in accordance with Section 5(b) of that certain Second Amendment to Credit Agreement dated as of July 10, 2003 (the "Agreement") among Holdings, the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, Credit Suisse First Boston as Syndication Agent, and the financial institutions signatory thereto as Lenders, do hereby certify on behalf of Borrower and Holdings, the following:

      1. The representations and warranties set forth in Section 4 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

      2. No Event of Default or Unmatured Event of Default (except as otherwise expressly waived by the Agreement) has occurred and is continuing after giving effect to the Agreement; and

      3. The conditions of Section 5 of the Agreement have been fully satisfied.

      Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

                           [signature page follows]

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of Borrower and Holdings this Certificate of Officer on this 10th day of July, 2003.




NOVEON, INC.                               NOVEON INTERNATIONAL, INC.


By: /s/ Sean M. Stack                      By: /s/ Sean M. Stack
   ------------------------------------       ---------------------------------
Name: Sean M. Stack                        Name: Sean M. Stack
Title: V.P. & treasurer                    Title: V.P. & treasurer

                                  EXHIBIT B

                          REAFFIRMATION OF GUARANTEE
                          --------------------------

      Each of the undersigned acknowledges receipt of a copy of the Second Amendment to Credit Agreement (the "Agreement"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of July 10, 2003, by and among Noveon, Inc. (the
"Borrower"), Noveon International, Inc. ("Holdings"), Deutsche Bank Trust Company Americas, as Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and the financial institutions signatory thereto as Lenders, consents to the execution, delivery and performance of such Agreement by each of Holdings and Borrower and consents to the consummation of each of the transactions referenced in the Agreement and hereby reaffirms its obligations under the Subsidiary Guaranty, including without limitation, its guaranty of obligations in respect of the New Term B Loans.

Dated as of July 10, 2003.


NOVEON IP HOLDINGS CORP.,                  NOVEON TEXTILE CHEMICALS, INC.,
as a Guarantor                             as a Guarantor

By: /s/ Sean M. Stack                      By: /s/ Sean M. Stack
   ------------------------------------       ---------------------------------
Name: Sean M. Stack                        Name: Sean M. Stack
Title: Treasurer                           Title: Treasurer

PERFORMANCE MATERIALS I INC.,              NOVEON KALAMA, INC.,
as a Guarantor                             as a Guarantor

By: /s/ Sean M. Stack                      By: /s/ Sean M. Stack
   ------------------------------------       ---------------------------------
Name: Sean M. Stack                        Name: Sean M. Stack
Title: Treasurer                           Title: Treasurer

PERFORMANCE MATERIALS II LLC,              NOVEON DIAMALT INC.,
as a Guarantor                             as a Guarantor

By Noveon, Inc., its sole member           By: /s/ Sean M. Stack
                                              ---------------------------------
By: /s/ Sean M. Stack                      Name: Sean M. Stack
   ------------------------------------    Title: Treasurer
Name: Sean M. Stack
Title: Vice President and Treasurer        NOVEON HILTON DAVIS, INC.
                                           as a Guarantor

NOVEON FCC, INC.                           By: /s/ Sean M. Stack
as a Guarantor                                ---------------------------------
                                           Name: Sean M. Stack
By: /s/ Sean M. Stack                      Title: Treasurer
   ------------------------------------
Name: Sean M. Stack                        NOVEON HOLDING CORPORATION
Title: Treasurer                           as a Guarantor

NOVEON CHINA, INC.                         By: /s/ Sean M. Stack
as a Guarantor                                ---------------------------------
                                           Name: Sean M. Stack
By: /s/ Sean M. Stack                      Title: Treasurer
   ------------------------------------
Name: Sean M. Stack                        FCC ACQUISITION CORP.
Title: Treasurer                           as a Guarantor

                                           By: /s/ Sean M. Stack
                                              ---------------------------------
                                           Name: Sean M. Stack
                                           Title: Treasurer

                               SCHEDULE 1.1(b)
                               ---------------

   Name of Lender      Amount of New Term B     Amount of New Term B Euro
                        Dollar Commitment               Commitment